                                                                   EXHIBIT 10.39

           FIRST AMENDMENT TO INVESTMENT AND PARTICIPATION AGREEMENT
           ---------------------------------------------------------


         THIS FIRST AMENDMENT TO INVESTMENT AND PARTICIPATION AGREEMENT (this "First Amendment") is dated as of November 12, 1999, among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Company") and WACHOVIA CAPITAL INVESTMENTS, INC. (formerly known as Wachovia Capital Markets, Inc.), as Lessor (the "Lessor");


                             W I T N E S S E T H:
                             - - - - - - - - - -


         WHEREAS, the Company and the Lessor executed and delivered that certain Investment and Participation Agreement, dated as of the March 20, 1998 (the "Investment Agreement");

         WHEREAS, the Company has requested and the Lessor has agreed to certain amendments to the Investment Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Company and the Lessor hereby covenant and agree as follows:

         1.    Definitions. Unless otherwise specifically defined herein, each
               -----------
term used herein which is defined in Schedule 1.02 to the Investment Agreement shall have the meaning assigned to such term in Schedule 1.02 to the Investment Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Investment Agreement shall from and after the date hereof refer to the Investment Agreement as amended hereby.

         2.    Amendment to Section 11.22. Section 11.22 of the Investment
               --------------------------
Agreement hereby is deleted in its entirety and the following is substituted therefor:

               Section 11.22   Additional Facilities. Although this
                               ---------------------
               Agreement expressly refers to the Chattanooga, Tennessee corporate headquarters Facility (the "Headquarters Facility"), this Agreement, the Lease and other Operative Documents may provide for up to 3 additional facilities for terminals to be added (the "Additional Facilities"), subject to:

                         (i)   the reasonable satisfaction of the
               Lessor with each such Additional Facility;

                         (ii)  the execution by the Lessee and the
               Lessor (and the Lease Participants, if any) and delivery to the Lessor of a Lease Supplement (a "Lease Supplement") with respect to such Additional Facility, in form and substance satisfactory to the Lessor and the Company which shall, among other things (a) describe the Site and the Additional Facility, (b) set forth the maximum Facility Cost with respect to such Additional Facility to take into account such Additional Facility (but in no event shall the Facility Cost for all Facilities and the Lessor Investment Commitment for all Facilities be increased to an amount in excess of $32,000,000);

                         (iii) if there are any Lease Participants,
               the execution by the Lessor and delivery to the Lease Participants (with a copy to the Lessee) of a new Ownership Certificate, taking into account the matters described in this Section 11.22; and

                         (iv)  the satisfaction as to such Additional
               Facility with all the relevant closing conditions set forth in the Operative Documents with respect to the Headquarters Facility and any other closing conditions which the Lessor may require with respect to the Additional Facility.

               If such Additional Facilities are added, the terms and conditions set forth in this Agreement, the Lease and the other Operative Documents with respect to the Headquarters Facility shall apply thereto the same as if they had been initially included herein, and the terms Facility and Site, and all other related terms, shall mean, include and be applicable to, as the context shall require, the Headquarters Facility and any one, or more, or all, of such Additional Facilities, with such terms being separately applicable to each Facility.

         3.    Amendments to Schedule 1.02. Schedule 1.02 to the Investment
               ---------------------------
Agreement hereby is amended by deleting the definitions of "A Percentage Lessor Investment Commitment", "A Percentage Lessor Investments", "B Percentage Lessor Investment Commitment", "B Percentage Lessor Investments", "Facility Cost", "Lessor Investment Commitment", "Scheduled Lease Termination Date" and "Syndication Requirement" and inserting the following new definitions of "Facility Cost", "Lessor Investment Commitment" and "Scheduled Lease Termination Date":

                         "A Percentage Lessor Investment Commitment": that
                          -----------------------------------------
               portion of the Lessor Investment Commitment which is equal to 83.11% of the Lessor Investment Commitment.

                         "A Percentage Lessor Investments" means Lessor
                          -------------------------------
               Investments equal to 83.11% of the Lessor Investments.

                         "B Percentage Lessor Investment Commitment": that
                          -----------------------------------------
               portion of the Lessor Investment Commitment which is equal to 16.89% of the Lessor Investment Commitment.

                         "B Percentage Lessor Investments" means Lessor
                          -------------------------------
               Investments equal to 16.89% of the Lessor Investments.

                         "Facility Cost": an aggregate amount equal to
                          -------------
               the lesser of: (i) the sum of (a) all costs associated with the Lessor's acquisition of a fee simple estate in the Site and any refinancing thereof, and (b) all Capitalized Expenses to be provided by the Lessor and the Lease Participants; and (ii) $18,000,000 (as to the Headquarters Facility and such amount as is set forth in a Lease Supplement as to any Additional Facility, up to a maximum amount for all Facilities of $32,000,000.

                         "Lessor Investment Commitment": An amount
                          ----------------------------
               initially equal to $32,000,000, as the same may be reduced at the request of the Company in accordance with Section 2.03 of the Investment Agreement.

                         "Scheduled Lease Termination Date":
                          --------------------------------

                         "Scheduled Lease Termination Date": the later
                          --------------------------------
               of: (i) the date that is 5 years after whichever is applicable of (x) the Lease Commencement Date, or (y) if but only if the Additional Facility to be located in San Bernardino, California is Complete on or before June 30, 2000, the Completion Date of such Additional Facility; or (ii) such later date to which it may be extended subject and pursuant to the provisions of
               Section 2(b) of the Lease.

         4.    Amendment to the Pricing Schedule (Schedule 1.02(b). The Pricing
               ---------------------------------------------------
Schedule (Schedule 1.02(b) to the Investment Agreement) hereby is amended by deleting the table contained therein and substituting therefor the following table:

==============================================================================================================

          Pricing Level                  Level I        Level II       Level III    Level IV         Level V
--------------------------------------------------------------------------------------------------------------
Commitment Fee Rate                       0.15%          0.1875%        0.225%       0.25%           0.25%
--------------------------------------------------------------------------------------------------------------

Applicable Margin for Adjusted LIBO      0.925%             1.0%       1.1125%       1.25%           1.475%
Rate basis
--------------------------------------------------------------------------------------------------------------

         5.    Restatement of Representations and Warranties. The Company hereby
               ---------------------------------------------
restates and renews each and every representation and warranty heretofore made by it in the Investment Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

         6.    Effect of Amendment. Except as set forth expressly hereinabove,
               -------------------
all terms of the Investment Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         7.    Ratification. The Company hereby restates, ratifies and reaffirms
               ------------
each and every term, covenant and condition set forth in the Investment Agreement and the other Operative Documents effective as of the date hereof.

         8.    Counterparts. This First Amendment may be executed in any number
               ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         9.    Section References. Section titles and references used in this
               ------------------
First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         10.   No Default. To induce the Agent and the Banks to enter into this
               ----------
First Amendment and to continue to make advances pursuant to the Investment Agreement, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Rent or other obligations of the Company owed to the Lessor under the Investment Agreement, the Lease or the other Operative Documents.

         11.   Further Assurances. The Company agrees to take such further
               ------------------
actions as the Lessor shall reasonably request in connection herewith to evidence the amendments herein contained to the Company.

         12.   Governing Law. This First Amendment shall be governed by and
               -------------
construed and interpreted in accordance with, the laws of the State of New York.

         13.   Conditions Precedent. This First Amendment shall become effective
               --------------------
only upon execution and delivery (i) of this First Amendment by each of the parties hereto, and (ii) of the Consent and Reaffirmation of Guarantors and First Amendment to Guaranty at the end hereof by each of the Guarantors and the Lessor.

         IN WITNESS WHEREOF, the Company the Lessor have caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



                                 U.S. XPRESS ENTERPRISES, INC., (SEAL)
                                 as Company


                                 By: /s/
                                    -------------------------------------------
                                      Title:




                                 WACHOVIA CAPITAL INVESTMENTS, INC. (SEAL)
                                 (formerly known as Wachovia Capital
                                 Markets, Inc.)


                                 By: /s/
                                    -------------------------------------------
                                      Title:

                    CONSENT AND REAFFIRMATION OF GUARANTORS
                  AND FIRST AMENDMENT TO SUBSIDIARY GUARANTY


     Each of the undersigned Subsidiary Guarantors (i) acknowledges receipt of the foregoing First Amendment to Investment Agreement (the "First Amendment"),
(ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Subsidiary Guaranty dated as of March 20, 1998 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment.

     Each of the Subsidiary Guarantors and the Lessor hereby agrees that the Subsidiary Guaranty hereby is amended by deleting the symbol and number "$30,000,000" in the 14th line of the 5th "WHEREAS" clause thereof and substituting therefor the symbol and number "$32,000,000".

     This Consent and Reaffirmation and First Amendment to Subsidiary Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



                           U.S. XPRESS, INC.
                           CSI/CROWN, INC.
                           JTI, INC.
                           XPRESS AIR, INC.
                           U.S. XPRESS LEASING, INC.

                           By: /s/
                              -------------------------------------------------
                                Name:
                                Title:



                           WACHOVIA CAPITAL INVESTMENTS, INC. (SEAL)
                           (formerly known as Wachovia Capital
                           Markets, Inc.)


                           By: /s/
                              -------------------------------------------------
                                Title: